ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

March 31, 2025 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 98.3%

Commodity Fund – 2.3%
iShares Gold Trust(a)(b)	23,454	$1,382,848

Debt Fund – 29.0%
iShares Core Total USD Bond Market ETF(a)(c)	248,812	11,465,257
iShares MBS ETF	29,404	2,757,507
iShares U.S. Treasury Bond ETF(a)	157,523	3,620,666
Total Debt Fund		17,843,430

Equity Fund – 67.0%
iShares MSCI EAFE ETF(a)	78,780	6,438,689
iShares MSCI Emerging Markets ETF	66,915	2,924,185
iShares Russell Mid-Cap Growth ETF	24,531	2,882,147
iShares U.S. Equity Factor Rotation Active ETF(a)	99,527	4,852,937
SPDR S&P 500 ETF Trust	43,136	24,129,848
Total Equity Fund		41,227,806

Total Exchange Traded Funds (Cost $52,791,540)		60,454,084

MONEY MARKET FUNDS – 9.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 4.22%(d)	1,082,049	1,082,049
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, Institutional Class, 4.21%(d)(e)	4,847,453	4,847,453
Total Money Market Funds (Cost $5,929,502)		5,929,502

	Notional Amount	Contracts
PURCHASED PUT OPTION – 0.1%
SPDR S&P 500 ETF Trust, expiring 06/20/25, Strike Price $480.00 (Cost $35,714)(c)	$6,720,000	140	45,220

Total Investments Before Written Options – 108.0% (Cost $58,756,756)			66,428,806

WRITTEN CALL OPTION – (0.0)%**
SPDR S&P 500 ETF Trust, expiring 04/17/25, Strike Price $600.00 [Premium Received $(29,796)]	$(16,800,000)	(280)	(2,660)

Total Investments – 108.0% (Cost $58,726,960)			66,426,146
Liabilities in Excess of Other Assets – (8.0%)			(4,898,743)
Net Assets – 100.0%			$61,527,403

**	Less than 0.05%.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $11,089,880; the aggregate market value of the collateral held by the fund is $11,364,203. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $6,516,750.
(b)	Non-income producing security.
(c)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,153,117 as of March 31, 2025.
(d)	Rate shown reflects the 7-day yield as of March 31, 2025.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

March 31, 2025 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$60,454,084	$–	$–	$60,454,084
Money Market Funds	5,929,502	–	–	5,929,502
Purchased Put Option	45,220	–	–	45,220
Total	$66,428,806	$–	$–	$66,428,806

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(2,660)	$–	$–	$(2,660)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
0.1%
Commodity Fund	2.3
Debt Fund	29.0
Equity Fund	67.0
Money Market Funds	9.6
Total Investments	108.0
Liabilities in Excess of Other Assets	(8.0)
Net Assets	100.0%